UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 18, 2009 (June 15, 2009)
AMERICAN OIL & GAS INC.
(Exact name of registrant as specified in its charter)

Nevada	1-31900	88-0451554

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 17th Street, Suite 2400 Denver, CO	80265

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (303) 991-0173
N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Effective June 12, 2009, the Board of Directors of the American Oil & Gas, Inc. (the “Company”) amended and restated the Bylaws of the Company (the “Bylaws”). Pursuant to Section 78.120(2) of the Nevada Revised Statutes and Section 10.1 of the Company’s Bylaws, the Bylaws may be amended from time to time by the affirmative vote of a majority of the Company’s Board of Directors. As further discussed below, the changes to the Bylaws were made in order to: (i) change the quorum requirement; (ii) revise the shareholder inspection provision; (iii) revise how meetings of shareholders are conducted; (iv) create new advance notice provisions regarding shareholder proposals and nominees for director; and (v) to make other clerical revisions. Attached hereto, and incorporated herein by reference, as Exhibit 3.1 are the Amended and Restated Bylaws of the Company.
Quorum Requirement
The Board of Directors determined that a substantial percentage of the outstanding shares of the Company are held in street name, resulting in the Company having difficulty in past shareholder meetings to obtain a majority of voting shares to constitute a quorum, resulting in adjournment of the meeting.
The Bylaws have been amended to provide that one-third of the outstanding shares of the corporation entitled to vote, represented in person or by proxy, constitutes a quorum at a meeting of shareholders.
Shareholder Inspection of Records
This provision was amended to provide shareholders with the rights set forth under the Nevada Revised Statutes.
Order of Business at a Shareholder Meeting
The provision was amended to provide that the Company’s President (or another person designated by the Board of Directors) shall preside over all meetings of the shareholders. The President shall also conduct the meeting in accordance with the corporation’s Articles of Incorporation, Bylaws and the notice of the meeting, and may establish rules for conducting the business of the meeting.
Advance Notice
The Bylaws now contain provisions relating to the proper advance notice a shareholder must provide to the Company in connection with a shareholder proposal or a shareholder’s nominee for director at an annual meeting of shareholders. These additional provisions are for the purpose of establishing an orderly procedure for shareholder action in order to give the Company and the other shareholders adequate time to evaluate proposals.
Item 9.01. Financial Statements and Exhibits.

Exhibit 3.1	Amended and Restated Bylaws
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2009	AMERICAN OIL & GAS INC.
	By:	/s/ Andrew P. Calerich
Andrew P. Calerich, President

INDEX TO EXHIBITS

Exhibit Number	Description

Exhibit 3.1	Amended and Restated Bylaws

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